MAVERICK TUBE CORPORATION
16401 Swingley Ridge Road, Seventh Floor
Chesterfield, Missouri 63017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:

          MAVERICK TUBE CORPORATION

          Our Annual Meeting of Stockholders (“Annual Meeting”) will be held at the JW Marriott Hotel, 5150 Westheimer, Houston, Texas 77056, on Monday, May 3, 2004 at 3:00 P.M., local time, for the following purposes:

1.	To elect six (6) directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

2.	To consider and act upon a proposal to approve the Maverick Tube Corporation 2004 Omnibus Incentive Plan;

3.	To consider and act upon a proposal to approve the Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors;

4.	To ratify the appointment of Ernst & Young LLP as our independent auditors; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 5, 2004, as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of stockholders for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at our office, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017.

          A copy of our 2003 Annual Report accompanies this Notice.

By Order of the Board of Directors,

LOGO
PAMELA G. BOONE
Secretary

March 26, 2004
Chesterfield, Missouri

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MAVERICK TUBE CORPORATION
16401 Swingley Ridge Road, Seventh Floor
Chesterfield, Missouri 63017

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 3, 2004

GENERAL INFORMATION

          As used in this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “Company” or “Maverick” refer to Maverick Tube Corporation.

          This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors, for use at the Annual Meeting of Stockholders to be held on May 3, 2004, or any adjournment thereof (the “Annual Meeting”). The enclosed materials are first being mailed or delivered to our stockholders on or about March 26, 2004.

          Solicitation of proxies is being made by the Company and will be made primarily by mail. The cost of solicitation of proxies will be paid by us and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation materials to their principals. The Company has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in soliciting proxies. The Company anticipates that the cost of D.F. King’s services will be approximately $10,000.

          You may revoke your proxy at any time before it is voted. Revocation may be made by attending the Annual Meeting and voting your shares of stock in person, or by delivering a written notice of revocation or a later-dated, properly executed proxy to our Secretary, at the principal office of Maverick prior to the Annual Meeting.

VOTING SECURITIES

          Recordholders of Maverick Tube Corporation’s Common Stock and, indirectly, Maverick Tube (Canada) Inc.’s Exchangeable Shares at the close of business on March 5, 2004 may vote at the meeting. Each stockholder has one vote for each share of Common Stock and each Exchangeable Share. On March 5, 2004, there were a total of 42,017,920 shares entitled to vote at the meeting. These consisted of 39,832,751 shares of Common Stock and 2,185,169 Exchangeable Shares. References to “shares” and “stockholders” in this proxy statement and at the annual meeting include all Common Stock and Exchangeable Shares and common stockholders and exchangeable shareholders.

          Exchangeable Shares are designed to have economic rights equivalent to Common Stock and are exchangeable on a one-for-one basis into Common Stock. Exchangeable shareholders may vote indirectly at the meeting by instructing CIBC Mellon Trust Company, Trustee, how to vote their Exchangeable Shares. The Trustee will only vote pursuant to the instructions of the relevant shareholders and will not vote any shares for which it has not received instructions. An exchangeable shareholder may also instruct the Trustee to give a proxy to a holder specifically designated by the shareholder or to grant a proxy to the management of Maverick Tube Corporation. Like common stockholders, on or about March 26, 2004, holders of Exchangeable Shares are being mailed this proxy statement and our 2003 Annual Report. They are also being mailed a form of proxy and voting instruction card relating to their Exchangeable Shares.

          Directors are to be elected by a plurality of the votes cast at the meeting. The affirmative vote of the holders of a majority of the shares entitled to vote at the meeting and present in person or represented by proxy is required with respect to the three other proposals to be acted upon and, except as provided by law or our Certificate of Incorporation or Bylaws, to take action with respect to any other matter that may properly be brought before the meeting.

          Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares represented by each properly executed proxy card will be voted at the meeting in accordance with each stockholder’s direction. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified by a holder of Common Stock, the Common Stock will be voted as recommended by the Board of Directors. However, if no choice has been specified by a holder of Exchangeable Shares, the Exchangeable Shares will not be voted with respect to such matter. If any other matters are properly presented to the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

          The holders of a majority of the shares entitled to vote constitute a quorum. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the Annual Meeting and proxies relating to “street name” shares that are not voted by brokers on one or more, but less than all, matters (so called “broker non-votes”) will be considered as shares present for purposes of determining a quorum. With respect to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to any other matters, abstentions (including proxies which deny discretionary authority in any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the Annual Meeting as to such matter(s) not voted on and therefore will have no effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as of March 5, 2004 with respect to each person known by the Company to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock. This table is based on Schedules 13G filed with the Securities and Exchange Commision.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class

FMR Corp. (1)
82 Devonshire Street
Boston, MA 02109	Common Stock	3,567,340	8.490%

State Street Research &
Management Company (2)
One Financial Center, 31st Floor
Boston, MA 02111	Common Stock	3,515,232	8.366%

(1)

As reflected on the Schedule 13G dated February 16, 2004, filed by FMR Corp. Shares reported by FMR Corp. were reported as being beneficially owned by the following direct subsidiaries of FMR Corp. or individuals who control such subsidiaries of FMR Corp.: (i) Fidelity Management & Research Company; (ii) Edward C. Johnson, III; and (iii) Abigail P. Johnson. FMR Corp. reported sole voting power of 55,800 shares; no shared voting power; sole dispositive power of 3,567,340 shares; and no shared dispositive power.

(2)

As reflected on the Schedule 13G dated February 13, 2004, filed by State Street Research & Management Company (“State Street”). Shares reported by State Street are owned of record by certain mutual funds and/or institutional accounts managed by State Street as investment advisor. State Street disclaims any beneficial interest in such shares. State Street reported sole voting power of 3,515,232 shares; no shared voting power; sole dispositive power of 3,515,232 shares; and no shared dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

          Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of March 5, 2004, the beneficial ownership of (i) each of the executive officers named in the Summary Compensation Table, (ii) each present director of Maverick and (iii) all present directors and executive officers as a group, of shares of our Common Stock. The individuals named have furnished this information to us.

Name of Beneficial Owner or Number in Group	Number of Shares Beneficially Owned	Currently Exercisable Options (1)	Percent of Class

Pamela G. Boone	46,000	38,000	*
C. Robert Bunch	39,900	37,500	*
James A. Cowan	41,666	41,666	*
Gregg Eisenberg	307,388	145,000	*
T. Scott Evans	180,952	107,666	*
Sudhakar Kanthamneni	130,174	61,666	*
David H. Kennedy	74,150	37,500	*
Wayne P. Mang	37,500	37,500	*
Paul G. McDermott	10,000	10,000	*
C. Adams Moore	37,500	37,500	*
J. Donald Wilson	34,940	30,000	*
All current directors and executive officers as a group (12 persons)	984,903	621,331	2.34%
			(of 42,017,920 shares)

*	Represents less than 1% of the class.
(1)

Number of shares of Common Stock issuable upon the exercise of options that are presently exercisable or will first become exercisable within 60 days of March 5, 2004. Such shares are included in the number of shares of Common Stock indicated under the column captioned “Number of Shares Beneficially Owned” above.

PROPOSAL 1—ELECTION OF DIRECTORS

          The term of office of all of the Company’s directors expires at the 2004 Annual Meeting. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote such proxies for the election of each of the six nominees named below as our directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and qualified. Each of the nominees has consented to serve if elected. However, if any person named below should become unavailable for election as a director, the holders of the proxies reserve the right to substitute another nominee of their choice.

          The following table sets forth information with respect to each nominee for election as a director, each of whom has agreed to serve if elected.

Name	Age	Principal Occupation and Business Experience During Past 5 Years and Other Directorships	Served as a Director Since

C. Robert Bunch	49	Independent Oil Service Consultant since 2003; President and Chief Operating Officer of Input/Output, Inc. from November 2002 to May 2003; Vice President and Chief Administrative Officer of Input/Output, Inc. from November 1999 to November 2002; Partner in the law firm of King & Pennington, L.L.P. from 1997 to 1999.	1991

Gregg Eisenberg	53	Chairman of the Board since February 1996; President, Chief Executive Officer and a Director of the Company since 1988.	1988

David H. Kennedy	54	Director of Nytis Exploration Company and Tri-Point Energy Services Company since 2004; Independent energy consultant since January 1999; Managing Director of First Reserve Corp. from 1981 to 1998.	1996

Wayne P. Mang	66	Director of Vicwest Corporation since 2003; Director of Revenue Properties, Inc. since 2003; President & Chief Operating Officer Russel Metals from 1991 to May 1997; President and Chief Executive Officer Metals Group of Federal Industries Ltd. from 1982 to 1991; Non-Executive Chairman since 1996 and Director since 1986 of Wainbee Holdings, Ltd.	1997

Paul G. McDermott	50	Director of Tripont Energy Services, Inc. since 2003; Director of NYTis Exploration since 2004; Managing Partner of Cadent Energy Partners, L.L.C.; Managing Partner of RBC Capital Partners from 2001 to 2003; President of Energy Investment Corporation from 1996 to 2000; Director of GTi Equipment Technologies since 2001; Director of Harmonics Limited since 2001; Director of Resolute Energy Inc. since 2001; Director of Maverick Tube Corporation from 1987 to 1995.	2003

C. Adams Moore	70	Independent consultant in the steel distribution and fabrication businesses since February 1992; Vice President of Sales of Bethlehem Steel Corporation and President of Bethlehem Steel Export Corporation from 1983 to 1992; Director of Fisher Tank Company.	1996

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE SIX NOMINEES NAMED ABOVE.

Determination of Director Independence

                    Under NYSE rules, a director of Maverick only qualifies as “independent” if our Board of Directors affirmatively determines that the director has no material relationship with Maverick (either directly or as a partner, stockholder or officer of an organization that has a relationship with Maverick). Our Board has established guidelines to assist it in determining whether a director has a material relationship with Maverick. Under these guidelines, a director is not considered to have a material relationship with Maverick if he or she is independent under Section 303A.02 of the NYSE Listed Company Manual, regardless of whether he or she:

•

is an executive officer of another company that is indebted to Maverick, or to which Maverick is indebted, unless the total amount of either company’s indebtedness to the other is more than five percent (5%) of the total consolidated assets of the company for which he or she serves as an executive officer;

•

is a director of another company that does business with Maverick, provided that he or she owns less than five percent (5%) of the outstanding capital stock of the other company and recuses himself or herself from any deliberations of Maverick with respect to such other company; or

•

serves as an executive officer of a charitable organization, unless Maverick’s charitable contributions to that organization, in any of the three fiscal years preceding the determination, exceeded the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues.

                    For relationships not covered by the guidelines set forth above, the determination of whether a material relationship exists is made by the other members of our Board of Directors who are independent (as defined above).

                    Our Board of Directors has determined that none of our directors, other than Mr. Eisenberg, has a material relationship with Maverick. Accordingly, each of our directors, other than Mr. Eisenberg, is “independent” as determined under Section 303A.02 of the NYSE Listed Company Manual.

Section 16(a) Beneficial Ownership Reporting Compliance

                    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms furnished to us, we believe all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during calendar 2003 and were filed timely.

Meetings and Committees of the Board; Corporate Governance

                    The business and affairs of the Company is overseen by our Board of Directors, which currently consists of seven members. Mr. Wilson, a member of our Board, has advised that he wishes to retire from the Board and, therefore, will not be standing for reelection to the Board at the Annual Meeting. Effective as of the date of the Annual Meeting, the number of directors to constitute the Board will be reduced to six.

                    The Board has three standing committees, namely Audit, Compensation, and Nominating and Governance. Each of these committees is comprised solely of independent Directors in accordance with the New York Stock Exchange listing standards. Charters for each committee are available on Maverick’s website at http://www.mavericktube.com, and can be obtained free of charge at Maverick’s address appearing on the first page of this proxy statement by written request to the attention of the Secretary or by telephone at (636)733-1600.

                    During the year ended December 31, 2003, the Board of Directors held four meetings, the Audit Committee held eight meetings and the Compensation Committee and Nominating and Governance Committee each held two meetings. During such fiscal year, each incumbent director other than Mr. Wilson attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meetings held during the period by the Committees of the Board of Directors on which he served. Mr. Wilson attended 50% of such meetings.

                    Our Corporate Governance Guidelines currently provide that a director is not permitted to stand for reelection after the age of 72.

Audit Committee

                    The Audit Committee currently consists of Messrs. Kennedy (Chairman), Mang and Bunch. The Board has determined that each member of the Audit Committee meets the standards of independence required by the New York Stock Exchange, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board has determined that each member of the Committee is financially literate and each possesses sufficient accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange to qualify as an “audit committee financial expert” under the definition set forth in Item 401(h)(2) of Regulation S-K. The Audit Committee annually appoints the independent auditors, reviews with the independent auditors a plan and scope of the audit and audit fees, meets periodically with the independent and internal auditors, the Board and management to monitor the adequacy of reporting, internal controls and compliance with Maverick’s policies, reviews its consolidated financial statements and performs the other functions or duties provided in the Audit Committee Charter. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters.

Compensation Committee

                    The Compensation Committee’s responsibilities include (1) approving the Chief Executive Officer’s compensation, (2) reviewing and recommending to the Board the compensation and other contractual terms and conditions of employment for Maverick’s executive officers and (3) administering Maverick’s stock option and other stock-based plans and authorizing grants or awards under these plans. The Board of Directors has determined that each member of the Compensation Committee is independent and meets the definition of independence adopted by the New York Stock Exchange. The Compensation Committee currently consists of Messrs. Bunch (Chairman), Kennedy and Moore.

Nominating and Governance Committee

                    The Nominating and Governance Committee is responsible for: (1) making recommendations to the Board as to the optimal number of directors on the Board, (2) reviewing and recommending criteria and candidates for selection of new directors and the reelection of incumbent directors, (3) reviewing and recommending management succession plans and (4) other matters of corporate governance. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent and meets the definition of independence adopted by the New York Stock Exchange. The Nominating and Governance Committee currently consists of Messrs. McDermott (Chairman), Moore and Wilson.

                    The Nominating and Governance Committee will accept for consideration stockholders’ nominations for directors if made in writing. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Secretary of Maverick at its address appearing on the first page of this Proxy Statement. The Nominating and Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. Irrespective of how a candidate may be brought to the Nominating and Governance Committee’s attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended an invitation to the join the Board and, if the candidate accepts, is formally nominated.

                    The Board has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These guidelines do not establish a specific minimum age, education, years of business experience or specific types of skills for potential candidates. Also, there are no established term limits for service as a director of Maverick; however, a director may not be nominated for a new term if he or she would be age 72 or older at the time of election. In general, it is expected that each director of Maverick will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. In addition, it is expected that the Board as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate. Copies of Maverick’s Corporate Governance Guidelines can be obtained from Maverick’s website, http://www.mavericktube.com, or by contacting Maverick at the address appearing on the first page of this Proxy Statement to the attention of the Secretary, or by telephone at (636)733-1600.

Code of Business Conduct and Ethics

                    All employees of Maverick, including its Chief Executive Officer and its Chief Financial and Chief Accounting Officer, are required to comply with Maverick’s Code of Business Conduct and Ethics to ensure that Maverick’s business is conducted in a legal and ethical manner. Maverick’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies and practices, conflict of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. Maverick, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Copies of Maverick’s Code of Business Conduct and Ethics can be obtained from Maverick’s website, http://www.mavericktube.com, or by contacting Maverick at the address appearing on the first page of this Proxy Statement to the attention of the Secretary, or by telephone at (636)733-1600.

Compensation of Directors

          An annual retainer of $25,000 is paid to each non-employee director. In addition, we pay each non-employee director for each Board of Directors meeting attended and for each committee meeting attended compensation of $1,500 and $1,000, respectively. We also pay the ordinary and necessary out-of-pocket expenses incurred by non-employee directors to attend Board of Directors and committee meetings. Pursuant to our Director Stock Option Plan, as amended, which was approved by our stockholders in February, 2000 (the “Directors’ Plan”), in calendar 2003, each director of Maverick, other than Mr. Eisenberg, received an option to acquire 10,000 shares of Common Stock at an exercise price equal to the fair market value of such shares at the time of grant.

Compensation Committee Interlocks and Insider Participation

          No member of the Compensation Committee is now an officer or an employee of Maverick or any of its subsidiaries or has been at any time an officer of Maverick or any of its subsidiaries or has had any substantial business dealings with Maverick or any of its subsidiaries.

EXECUTIVE COMPENSATION

          The following table sets forth information relating to compensation earned or accrued for the benefit of our Chief Executive Officer and each of our four highest paid executive officers (together identified as the “named executive officers”) for all services rendered in all capacities to us during each of our last three completed fiscal years. No compensation was paid in the form of restricted stock or stock appreciation rights plans during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended	Salary ($)(1)	Bonus ($)(2)	Other Annual Compensation ($)(3)		Securities Underlying Options(#)	All Other Compensation ($)(4)(5)

Gregg Eisenberg	2003	390,000	291,923	—		—	40,010
Chairman of the Board, President	2002	374,930	45,183	—		75,000	23,000
and Chief Executive Officer	2001	362,250	340,381	—		—	25,500

James A. Cowan	2003	225,000	127,714	26,811	(7)	125,000	239,813	(6)
Executive Vice President and Chief
Operating Officer

T. Scott Evans	2003	225,000	127,424	—		—	32,813
Senior Vice President — Sales	2002	214,250	40,941	—		50,000	23,000
& Marketing	2001	207,000	192,791	—		—	23,449

Sudhakar Kanthamneni	2003	228,000	126,763	—		—	32,944
Senior Vice President —	2002	220,200	45,177	—		50,000	23,000
Manufacturing and Technology	2001	212,750	200,904	—		—	23,493

Pamela G. Boone	2003	195,000	109,691	—		—	16,505
Vice President—Finance &	2002	175,000	37,762	—		75,000	7,272
Administration, Chief Financial	2001	136,075	124,442	—		—	5,484
Officer and Secretary

(1)	Includes that portion of salary deferred at the named executive officer’s election under the Maverick Tube Corporation Savings for Retirement Plan (our “401(k) Plan”).
(2)

Executive officers of Maverick may earn bonuses under our quarterly Performance Bonus Plan (up to 15% of quarterly base salary) and annual Profitability Bonus Plan (up to 60% of annual base salary) if certain performance criteria, which are established annually, are met. In addition, with respect to Mr. Eisenberg, such amount includes $72,540 awarded in connection with the achievement of certain non-financial goals.

(3)

Except as otherwise noted, other annual compensation earned by each of the named executive officers did not in any year exceed the lesser of $50,000 or 10% of his or her respective annual salary and bonus.

(4)

Includes amounts contributed by us under our 401(k) Plan and additional compensation deferred under the Executive Deferred Compensation Plan established in fiscal 1996 (“the 1996 Plan”) or the Senior Executive Deferred Compensation Plan established in fiscal 2001 (“the 2001 Plan”) for the benefit of certain executive officers. The 1996 Plan provided for annual fixed deferred compensation awards (together with interest thereon) all of which were payable on the fifth anniversary of the first award, provided that the executive officer remains employed by us, or upon the executive officer’s death or a change in control of Maverick. The 1996 plan terminated in fiscal 2001, and the appropriate pay-outs were made to the executive officers. During calendar 2003, deferred compensation awards of $15,000, $30,000, $15,000 and $15,000 were made to Messrs. Eisenberg, Cowan, Evans and Kanthamneni, respetively, under the 2001 Plan. During calendar 2002 and 2001, deferred compensation awards of $15,000, $15,000 and $15,000 were made to Messrs. Eisenberg, Evans and Kanthamneni, respectively, under the 2001 Plan. The 2001 Plan provides for annual fixed deferred compensation awards (together with interest thereon) payable at the termination of the employment of the executive officer in installments over a period of five years and for which Maverick has the option to accelerate such payment.

(5)

Includes additional amounts deferred under the Deferred Compensation Plan established in fiscal 1996 for the benefit of our executive officers and certain key managers. The Deferred Compensation Plan was established in order to retain the services of and provide long-term performance incentive to executive officers and certain key employees of Maverick. The awards are established annually based on performance and profitability goals and cannot exceed 6% of the participant’s base salary.

(6)

Represents (i) deferred compensation of $30,000 (see note (4) above) and (ii) a $200,000 bonus paid to Mr. Cowan upon commencement of his employment with the Company pursuant to his Employment Agreement with the Company. See “Employment Arrangements with Executive Officers.”

(7)	Represents the cost associated with the relocation of Mr. Cowan to the St. Louis area in connection with his employment by Maverick.

Stock Options

OPTION GRANTS IN LAST FISCAL YEAR

                    The following table provides information, with respect to the named executive officers, concerning the exercise or settlement of options during the year ended December 31, 2003 and unexercised options held as of the end of December 31, 2003.

Name	Number of Securities Underlying Options Granted(#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Options Term (1)

						5%	10%

Gregg Eisenberg	—		0%	NA		NA	NA
James A. Cowan	125,000	(2)	100%	$ 15.95	03/17/2014	$ 1,253,859	$ 3,177,524
T. Scott Evans	—		0%	NA		NA	NA
Sudhakar Kanthamneni	—		0%	NA		NA	NA
Pamela G. Boone	—		0%	NA		NA	NA

(1)

The potential realizable values shown illustrate the values that might be realized upon exercise immediately prior to the expiration of the option’s term using 5 percent (5%) and 10 percent (10%) appreciation rates set by the Securities and Exchange Commission, compounded annually and, therefore, are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration certain provisions of the option that could affect value, such as the nontransferability or the termination thereof following termination of employment.

(2)

These options were granted under Maverick’s 1994 Employee Stock Option Plan in connection with Mr. Cowan’s employment with the Company pursuant to his employment contract. See “Employment Arrangements with Executive Officers.”

AGGREGATED OPTION EXERCISES IN
LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End($) Exercisable/Unexercisable(1)

Gregg Eisenberg	—	—	145,000 / 50,000	$1,416,750/$343,500
James A. Cowan	—	—	41,666 / 83,334	$137,498/$412,500
T. Scott Evans	—	—	107,666 / 33,334	$1,055,245/$229,005
Sudhakar Kanthamneni	40,000	383,200	61,666 / 33,334	$485,120/$229,005
Pamela G. Boone	—	—	38,000 / 50,000	$259,375/$343,500

(1)	Represents the market value of the underlying Common Stock at the close of business on December 31, 2003, less the aggregate exercise price.

Securities Authorized For Issuance Under Equity Compensation Plans

                    The following table sets forth certain information with respect to the Company’s equity compensation plans as of December 31, 2003:

EQUITY COMPENSATION PLAN INFORMATION

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (1)

Equity compensation plans approved
by the Company’s stockholders (2)	1,189,037	$13.18	114,168

Equity Compensation plans not approved by the Company’s stockholders (3)	0	0	0

Total	1,189,037	$13.18	114,168

(1)	Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2)

Includes options granted under the 1994 Stock Option Plan, 1994 Director Plan, 1999 Director Plan and Prudential Plan, all of which are further described in footnote 16 to our audited financial statemements in our 2003 Annual Report.

(3)	All the equity compensation plans have been approved by the Company’s Stockholders.

Employment Arrangements with Executive Officers

                    We are a party to an employment agreement with James A. Cowan for a five (5) year term that commenced on March 17, 2003 (the “Employment Agreement”). The Employment Agreement provides that Mr. Cowan shall serve as Chief Operating Officer and Executive Vice President of the Company at an annual base salary of $300,000 per year and shall be entitled to participate in the Company’s bonus, incentive compensation and similar programs generally available to the executive officers of the Company. Mr. Cowan was granted options to purchase 125,000 shares of the Company’s Common Stock at a purchase price of $15.95 per share, representing the closing price of the Company’s Common Stock on the NYSE on the business day immediately preceding the date of commencement of Mr. Cowan’s employment with the Company. These options vest in one-

third (1/3) increments at the end of each of the first three (3) years of Mr. Cowan’s employment with the Company.  In addition, Mr. Cowan participates in all benefits programs, plans and arrangements generally available to employees of the Company and receives an automobile allowance, membership allowance for a golf or athletic club and a term life insurance policy.

          If the Employment Agreement is terminated due to the death or Disability, as defined in the Employment Agreement, of Mr. Cowan or by the Company for Cause, as defined in the Employment Agreement, the Company is obligated to pay Mr. Cowan, or Mr. Cowan’s beneficiaries, as the case may be, his annual base salary through the date on which such termination is effective.  If the Employment Agreement is terminated by Mr. Cowan for Good Reason, as defined in the Employment Agreement, Mr. Cowan is entitled to receive his annual base salary through the date of termination plus such amount as provided for in the Severance Agreement between the Company and Mr. Cowan as described below.  If Mr. Cowan’s employment with the Company is terminated for any reason other than death, Disability, Cause or Good Reason, Mr. Cowan is entitled to receive his base salary through the date of termination plus an amount equal to his annual base salary from the date following the date the termination is effective through the date which is the second anniversary of the date such termination was effective.

          There are no other employment agreements with any other named executive officer of the Company. We have entered into Severance Agreements with each of Messrs. Eisenberg, Cowan, Evans and Kanthamneni.  Such Severance Agreements provide for severance pay upon the involuntary termination of the executive officer (other than for cause) of an amount equal to one-half of the executive officer’s then base annual salary. The Severance Agreements also provide for severance pay to the  executive officer if, within 30 months following a “Change of Control” of Maverick, the officer’s employment with us (or our successor) is terminated by us (or our successor) other than for cause or is terminated by the  executive officer for “good reason.” In this event, the executive officer shall be entitled to a lump-sum severance payment equal to two and one-half times the sum of (i) his then Base Salary, and (ii) the value of his bonus under our Performance Bonus Plan, assuming that the specified performance criteria for the year in question is met. Additionally, the executive officer will be entitled to the continuation of certain benefits (such as health, life and disability insurance) for the 30 month period, and a “gross-up” payment in respect of “excess parachute payments,” if any, resulting from payments under the Severance Agreement.

          Additionally, the option agreements with each of the named executive officers with respect to options granted in November 1995, September 1996, November 1998, November 2000 and December 2002 under our 1994 and 1990 Stock Option Plans, respectively, become exercisable immediately upon the occurrence of certain events which would result in a Change of Control.  A “Change of Control” is defined in the Severance Agreements to mean, generally, the occurrence of certain events which result in the acquisition by an entity, or group of entities acting in concert, of thirty-five percent (35%) or more of our outstanding Common Stock.

Certain Relationships and Related Transactions

          In 2003, we paid approximately $70,000 to Mr. Tim LaPlaunt for his service as the Transportation Services Manager of Maverick Tube Corporation.  Mr. LaPlaunt, who is the brother-in-law of Mr. Gregg Eisenberg, has since resigned from the Company.

COMPENSATION COMMITTEE REPORT

          Our Compensation Committee is committed to providing a comprehensive compensation package designed to attract and retain quality executive officers, instill a long-term commitment to us and ensure that the interests of management and our stockholders are aligned. With this in mind, the Compensation Committee’s principal objective is to link executive compensation to corporate performance. However, the Committee also considers progress on strategic and other qualitative goals when determining base salaries of our executive officers. The Committee’s compensation policies include the following:

•	establishing compensation levels competitive with those of similar-size manufacturing companies;

•	balancing our short-term and long-term goals and the performance of our executive officers in connection with the achievement of such goals; and

•	linking executive officer compensation to increasing stockholder value through stock options.

          During 2003, a review of Maverick’s compensation philosophy and guiding principles was undertaken with the assistance of independent advisers, who reported to the Compensation Committee.  As a part of this review, Maverick’s plans and policies were evaluated against current and emerging competitive practices, legal and regulatory developments and corporate governance trends.  The purpose of this review was to provide assurance that in light of the changing corporate environment, Maverick’s compensation programs will continue to help attract and retain the talent necessary to foster strong sales growth, long-term financial performance and stockholder returns.  The review supports the Compensation Committee’s decision to recommend that the stockholders adopt the new Maverick Tube Corporation 2004 Omnibus Incentive Plan and the new Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors to provide Maverick flexibility with respect to equity-based and other compensation awards to its non-employee directors, executive officers and key employees.

          The primary components of Maverick’s compensation programs for its executive officers currently consist of base salary, cash bonuses and stock options.

Base Salaries

          Base salaries for our executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual and by referring to the relevant competitive marketplace for executive management, which includes a comparison to a self-selected group of other manufacturing companies of a size similar to Maverick. The comparative group is not limited to companies that comprise the published industry index. Rather, the Compensation Committee believes that the relevant marketplace for executive management is broader than that represented by other companies in our industry. The base salary for each of our executive officers is targeted generally at the mid-point within the comparative group. When determining base salary, the Compensation Committee also takes into account other aspects of the entire compensation package awarded to the individual officer, which include matching contributions under our 401(k) Plan, incentive compensation programs, deferred compensation and certain perquisites.

          Base salaries are reviewed annually and adjusted after considering executive officer salaries of the comparative group (as discussed previously), our performance for the year, the individual executive’s contribution to our performance, achievement of individual performance objectives and years of service with us. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers. In reviewing base salaries of our executive officers other than the Chief Executive Officer, the Compensation Committee also takes into account the views of Mr. Eisenberg, Chairman, President and Chief Executive Officer, whose views typically are subjective, such as his perception of the individual’s performance, the importance of his or her role and functional responsibilities to the overall well-being of Maverick and any planned changes in functional responsibilities.

          In determining Mr. Eisenberg’s base salary for calendar 2004 the Compensation Committee considered several factors. These factors, to which the Compensation Committee did not attribute specific values or weights, included (i) our financial performance during fiscal 2004 relative to our peers in the oil service business, (ii) competitive salary and bonus levels for Chief Executive Officers at comparably sized public companies in similar businesses as well as general inflation of salaries in the economy and (iii) our position in the market place. Based on these considerations,  the Compensation Committee set Mr. Eisenberg’s base salary for calendar 2004 at $410,000 which reflects a 5.10% increase over fiscal 2003.

Bonuses

          Our executive officers are eligible for quarterly cash bonuses under the terms of our Performance Bonus Plan, not to exceed 15% of quarterly base salary, based on the achievement of specified objective criteria related to, among other things, sales and manufacturing results. In calendar 2003, the specified criteria were attained and Mr. Eisenberg and the other executive officers received quarterly cash bonuses.

          Our executive officers are also eligible for annual cash bonuses, under the terms of our Profitability Bonus Plan.  The criteria for annual bonuses in calendar 2003 were the achievment of a specified earnings per share target and the achievement of certain other performance goals. In calendar 2003, we achieved these profitability goals within the range established by the Compensation Committee, therefore bonuses were awarded pursuant to the Profitability Bonus Plan at a rate of 43.61% of the named executive’s base salary amount.  In addition, Mr. Eisenberg received 18.6% of his base salary amount, awarded upon his achievement of certain non-financial goals, including succession planning.

Stock Options

          The granting of stock options is a key part of our overall compensation program and is designed to provide our executive officers and other key employees with incentives to maximize our long-term financial performance and align their interests with those of our stockholders.

          In determining whether and how many options should be granted, the Compensation Committee may consider the seniority and contributions of executive officers and key employees, as well as the number of options already held and such other factors as it deems appropriate. However, the Compensation Committee has not established target awards governing the receipt, timing or size of option grants under our stock option plans other than to set a maximum limit. Thus, a determination by the Compensation Committee with respect to the granting of stock options is subjective in nature.

          Because of the unavailablity of sufficient shares remaining under the 1994 Stock Option Plan, there were no options granted to Mr. Eisenberg and the other named executives for the year 2003.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
MAVERICK TUBE CORPORATION

C. Robert Bunch, Chairman
David H. Kennedy, Member
C. Adams Moore, Member

AUDIT COMMITTEE REPORT

                    Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the company and for implementing and maintaining internal controls over financial reporting.

                    The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company.  The Audit Committee’s Charter was most recently revised and approved by the Board of Directors on February 11, 2004.  The new Charter is attached to this proxy statement as Attachment A.

                    In fulfilling its oversight responsibilities with respect to the 2003 financial statements, the Audit Committee, among other things, has:

•

reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2003, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•

reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61), as amended by Statement on Auditing Standard No. 90;

•

discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1, and considered the compatibility of non-audit services with the auditors’ independence;  and

•	discussed with the Company’s internal auditor and independent auditors the overall scope and plans for their respective audits.

                    The Audit Committee met with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee held eight meetings during fiscal 2003.

                    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
MAVERICK TUBE CORPORATION
David H. Kennedy, Chairman
Wayne P. Mang, Member
C. Robert Bunch, Member

STOCK PERFORMANCE

          Set forth below is a line graph comparing the cumulative total stockholder return for October 1, 1998 through December 31, 2003on our Common Stock against the cumulative total return of the NYSE Stock Market—U.S., the S&P 500 and the Philadelphia Exchange Oil Service Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MAVERICK TUBE CORPORATION, THE NYSE STOCK MARKET (U.S.),
THE S&P 500 AND THE PHILADELPHIA EXCHANGE OIL SERVICE INDEX

*$100 INVESTED ON 9/30/98 IN STOCK OR INDEX—INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30th 1998 THOUGH 1999, THREE MONTHS ENDED DECEMBER 31, 1999 AND CALENDAR YEARS
DECEMBER 31, 2000  THROUGH 2003

(1)	On September 25, 2000, the Common Stock of Maverick was listed on the New York Stock Exchange and, on that same date, was withdrawn from trading on the NASDAQ National Market.

PROPOSAL 2 – APPROVAL OF THE 2004 OMNIBUS INCENTIVE PLAN

                    Since becoming a public company in 1991, the Company has offered stock option plans to provide long-term incentives to its exectutive officers and other key employees that have aligned their interests with the interests of stockholders and increased their stake in the future growth and prosperity of the Company.

                    On February 11, 2004, the Board adopted a long-term, stock-based incentive plan called the “Maverick Tube Corporation 2004 Omnibus Incentive Plan” (the “Plan”), subject to stockholder approval.  The Plan permits the issuance of restricted stock and restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards, as well as stock options.

                    The approval of the Plan by our stockholders will enable the Compensation Committee to provide incentive compensation awards in forms other than stock options.  This is intended to:

•	be consistent with many compensation and governance best practices that emphasize the usage of other long-term incentive vehicles in addition to, or in replacement of, stock options;

•	permit the Company to continue to be competitive with other companies that are using other long-term incentives in addition to stock options; and

•	provide the Company with greater flexibility to respond to expected changes in the accounting for stock options and other regulatory changes.

                    The following is a summary of the principal features of the Plan.  This summary is qualified in its entirety by the more detailed terms and conditions of the Plan, a copy of which is attached as Attachment B to this Proxy Statement.  If the Plan is not approved by the required vote of stockholders at the 2004 Annual Meeting, it will terminate.  Under our current 1994 Stock Option Plan, options to acquire a total of 1,485,832 shares of our Common Stock have been granted, leaving a total of 14,168 shares available for future grants.  If approved, the Company intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares of our Common Stock issuable under the Plan.

Plan Administration:  The Board has designated the Compensation Committee to administer all aspects of the Plan.  The Compensation Committee is composed solely of non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and “outside directors,” within the meaning of Section 162(m) of the Internal Revenue Code.

                    The Compensation Committee has the authority to, among other things:

•	construe and interpret the Plan;

•	make rules and regulations relating to the administration of the Plan;

•	select participants to receive awards;

•	establish the terms and conditions of grants and awards; and

•

determine whether the awards or any portion thereof will contain time-based restrictions and/or performance-based restrictions, and, with respect to performance-based awards, the criteria for achievement of performance goals.

The plan does not permit the repricing of any awards without first obtaining stockholder approval, other than to appropriately reflect changes in the capital structure of the Company as described below.

Eligibility:  The Compensation Committee shall designate those employees of the Company who will participate in the Plan.  The Compensation Committee will consider the significant responsibilities of the participant, the nature of such participant’s services and accomplishments, the present and potential contribution of the participant to the success of the Company and such other factors as the Compensation Committee may deem appropriate.

Shares Authorized:  Subject to adjustment to prevent dilution or enlargement of benefits in the event of recapitalization, stock split, reorganization or similar transaction, 750,000 shares of our Common Stock is reserved for issuance in connection with awards granted under the Plan to employees of the Company.

Awards:

          The Plan provides for the grant of non-qualified stock options, incentive stock options that qualify under Section 422 of the Code, stock appreciation rights, restricted stock, restricted stock units and cash bonus awards, each as defined in the Plan.

                    Options.  Options to purchase shares of Common Stock may be granted alone or in tandem with stock appreciation rights.  A stock option may be granted in the form of a non-qualified stock option or an incentive stock option.  The price at which a share may be purchased under an option (the exercise price) will be determined by the Compensation Committee, but may not be less than the fair market value of Maverick Common Stock on the date the option is granted.  Except in the case of an adjustment related to a corporate transaction, the exercise price of a stock option may not be decreased after the date of grant and no outstanding option may be surrendered as consideration for the grant of a new option with a lower exercise price without stockholder approval.

                    The Compensation Committee may establish the term of each option, but no option shall be exercisable after 10 years from the grant date.  The amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a face value of $100,000 per participant, determined using the fair market value of the shares on the date of grant.

                    SARs.  Stock appreciation rights (SARs) may be granted either alone or in tandem with stock options.  The exercise price of a SAR must be equal to or greater than the fair market value of Maverick commom stock on the date of grant.  The Compensation Committee may establish the term of each SAR, but no SAR shall be exercisable after 10 years from the grant date.

                    Restricted Stock / Restricted Stock Units.  Restricted stock and restricted stock units may be issued to eligible participants, as determined by the Compensation Committee.  The restrictions on such awards are determined by the Compensation Committee, and may include time-based or performance-based restrictions.  Any time-based restriction must be for a minimum of three years.  Restricted stock units may be settled in cash, shares or a combination thereof.  Holders of restricted stock will have voting rights during the restriction period. Unless otherwise determined by the Compensation Committee, any dividends payable to a participant during the restriction period will be distributed to the participant only if and when the restrictions imposed on the shares of restricted stock or restricted stock units lapse.

                    Other Stock-Based Awards.  The Compensation Committee may grant to eligible persons such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock, including securities convertible into Common Stock, or are deemed by the Compensation Committee to be consistent with the purpose of the Plan.

                    Cash Bonus Awards.  Cash bonus awards are awards that provide participants with the opportunity to earn a cash payment based upon the Company’s achievement of one or more performance goals established for an award cycle of one or more years.  For each award cycle, the Compensation Committee shall determine the relevant performance criteria, the goal for each criteria, the achievement necessary for awards to be paid, the weighting of performance goals and the amount of the awards.

Performance-Based Awards:

                    Awards may be structured to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.  In order to qualify as “performance-based compensation,” the grant, payment or vesting schedule of the award must be contingent upon the achievement of pre-established performance goals over a performance period for the Company.

                    The performance goal shall be based on one or more performance criteria, including stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total shareholder return, gross  margin, and/or costs.  Performance awards may be paid in cash, stock or a combination thereof.

Certain Plan Limits:

                    Annual Share Limits.  The maximum number of shares of stock issued in connection with awards that may be made under the Plan in any calendar year shall be 250,000 shares, subject to adjustment for recapitalizations, stock splits, reorganizations and similar transactions.  To the extent that, in any calendar year, awards are made covering less than 250,000 shares, the difference between such maximum amount and the number of shares covered by awards made during such calendar year may be carried forward to subsequent calendar years.

                    Any unexercised, unconverted or undistributed portion of any award that is not paid in connection with the settlement of an award or are forfeited shall again be available for award.

                    Individual Limits.  For any individual, the maximum number of shares of stock that may be subject to stock options and stock appreciation rights granted or issued under the Plan in any calendar year is 150,000 shares, subject to adjustment for stock splits, recapitalization and similar transactions.  In addition, the maximum amount of other awards (other than stock options and stock appreciation rights) that any individual can receive during a calendar year cannot exceed $2,000,000 or 150,000 shares.

                    Maximum Term of Awards.  No award that contemplates exercise or conversion may be exercised or converted, and no other award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the award was initially granted.

Award Agreements:

          Each Plan award shall be evidenced by an award agreement setting forth the terms and conditions of the awards, such as, in the case of share-based awards, the number of shares of stock or stock units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals.

          A participant shall have no rights as a holder of stock with respect to any unissued securities covered by an award until the date the participant becomes the holder of record of the securities.  The participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an award.

Change in Control:

                    In the event of a change in control of the Company, all outstanding and unvested options and stock appreciation rights under the Plan shall become exercisable.  Awards of restricted stock and stock units shall vest immediately and be distributed effective as of the date of change in control.  Awards granted which are subject to the achievement of performance goals will immediately vest and the holder of such performance-based award is entitled to a lump sum cash payment equal to the amount of the award, payable at the end of the applicable performance period as if 100% of the performance goals had been achieved.  All cash-based awards will be adjusted pro rata in the same manner as the share-based awards that were granted subject to the achievement of performance goals.

                    The Board of Directors may at any time terminate, suspend or discontinue the Plan.  The Board may amend the Plan at any time, provided that any material amendment to the Plan will not be effective unless approved by the Company’s stockholders.  No award may be granted under the Plan after May 3, 2014.

Tax Consequences:  The following is a brief description of the Federal income tax treatment that will generally apply to awards under the Plan based on current Federal income tax rules.

Non-Qualified Stock Options.  A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time.  In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction.  Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time.  The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled).  The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain.  If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights.  A participant who has been granted a SAR will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time.  Upon the exercise of a SAR, the amount of cash or the fair market value of any shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of any such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Performance Shares and Units; Restricted Stock Units.  A participant who has been granted a performance share award, a performance unit award or restricted stock unit award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time.  The participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares, and the Company will then be entitled to a corresponding tax deduction.

Restricted Stock.  In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes.  Upon the vesting of the shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction.  Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting.  A participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date.  If a participant makes this election, the Company will be entitled to a corresponding tax deduction in the year of grant.  If the Participant does not make an election pursuant to Section 83(b), dividends paid to the participant during the restriction period will be treated as compensation income to the participant and the Company will be entitled to a corresponding tax deduction.

Miscellaneous:  When a participant sells shares of stock that the participant has received under an Award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the stock for more than one year from the date the participant acquired the stock (or, in the case of a restricted stock award, more than one year from the date the shares vested unless the participant made an election pursuant to Section 83(b), described above).  If the participant has held the shares of stock for one year or less, the gain or loss will be short-term capital gain or loss.  Under Section 162(m) of the Internal Revenue Code, a federal income tax deduction is unavailable for annual compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other most highly compensated officers.  However, “performance-based” compensation is not counted against this limit.  Stockholder approval of the Plan is required if payments under the Plan are to qualify as performance-based compensation under Section 162(m).  No payments will be made under the Plan if stockholders do not approve the Plan at the Annual Meeting.  However, neither the submission of the Plan nor the failure of our stockholders to approve the Plan shall in any way limit the power of the Board of Directors to adopt such other incentive arrangements as it deems desirable, including, without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or New York Stock Exchange rules.

Required Vote of Stockholders.  The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE MAVERICK TUBE CORPORATION 2004 OMNIBUS INCENTIVE PLAN.

PROPOSAL 3—APPROVAL OF THE 2004 STOCK INCENTIVE PLAN FOR
NON-EMPLOYEE DIRECTORS

                    The Company has in the past provided for the automatic granting of non-qualified stock options to our non-employee directors as the means of aligning their interest with the interest of our stockholders.  Under our current stock option plan for our non-employee directors, options to acquire a total of 200,000 shares of our Common Stock have been granted, leaving 100,000 shares available for future grants.  Of the amount remaining available for issuance, directors’ stock options covering a total of 50,000 shares will be granted to our current non-employee directors at our 2004 Annual Meeting.  This current non-employee directors’ plan expires in November 2004.

                    Our Board of Directors has adopted, subject to the approval by our stockholders, the Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors (the “2004 Directors’ Plan”) to enable us to continue to provide incentives to qualified persons who are otherwise unaffiliated with the Company to become and remain our directors and to encourage ownership of our Common Stock by these persons.  The Compensation Committee has determined that an annual award, consisting of 2,000 shares of Restricted Stock and an option to acquire 5,000 shares of Common Stock, would be an advantageous means of providing a stock-based incentive to our non-employee directors by providing comparable value through the use of less shares of our Common Stock.  The 2004 Directors’ Plan would replace our current stock option plan for our non-employee directors following our 2004 Annual Meeting.

                    The following is a summary of the principal features of the 2004 Directors’ Plan.  This summary is qualified in its entirety by the more detailed terms and conditions of the Directors’ Plan, a copy of which is attached as Attachment C to this Proxy Statement.  If the 2004 Directors’ Plan is not approved by the required vote of stockholders at our 2004 Annual Meeting, it will terminate.  If approved, the Company will file a registration statement under the Securities Act of 1933, as amended, to register the shares of our Common Stock issuable under the 2004 Directors’ Plan.

                    General.  The 2004 Directors’ Plan provides for an automatic annual award to each non-employee director, consisting of 2,000 shares of Restricted Stock and an option to acquire 5,000 shares of our Common Stock, in addition to his or her cash directors’ fees.  One-half of each component of the annual award will be granted on the first business day after the annual meeting of our stockholders, commencing with our 2005 annual meeting of stockholders, and the remaining portion of annual award will be granted one-hundred eighty days later.  There are currently six non-employee directors, including Mr. Wilson, who is not standing for reelection.

                    Directors’ Stock Option Awards.  Each option component of an annual award provides for the acquisition of 5,000 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of the award, and is generally exercisable at any time following six months of the award date until the earlier of the date upon which the director ceases to be a director for any reason or five years.  Stock Options will survive for a limited period of time if the non-employee director ceases to be a director due to his or her death, disability, normal retirement from the Board of Directors, the failure of a director standing for reelection to be elected to the Board of Directors or a change in control of the Company.

                    Restricted Stock Awards.  Each Restricted Stock component of an annual award is for 2,000 shares that are subject to restrictions for a period of one year (with respect to one-third of the total amount of shares awarded), two years (with respect to an additional one-third of the total amount of shares awarded), and three years (with respect to the remaining one-third of the total amount of shares awarded), and cannot be sold or otherwise transferred until the restrictions have lapsed.  If the service of a director terminates at a time when the restrictions on his or her shares of Restricted Stock are still in effect, such shares are forfeited unless termination is due to death, disability, mandatory retirement, the failure of the director standing for reelection to be elected to the Board of Directors or a change in control of the Company.  In any such case, the director’s restricted shares are not forfeited; rather, they immediately vest and become unrestricted.

                    Stock Available for Grants.  The Directors’ Plan reserves 250,000 shares of our Common Stock for awards under the 2004 Directors’ Plan, which shall be authorized but unissued shares of stock, treasury shares, or issued shares that have been reacquired by the Company.  The Board of Directors may adjust the number of shares granted to prevent dilution or enlargement of benefits in the event of a stock split, a stock dividend, or other event that increases or decreases the number or value of issued and outstanding shares.

                    Plan Administration.  The 2004 Directors’ Plan will be administered by the Board of Directors.  The Board of Directors has sole discretion to make all determinations necessary for plan administration.  Its decisions shall be binding on all persons.

                    Amendment or Termination.  The Board of Directors may amend or terminate the 2004 Directors’ Plan at any time.  Approval by the Company’s stockholders of any amendment shall be obtained if required by law or the requirements of the New York Stock Exchange or any other stock exchange on which the Common Stock of the Company is listed. The plan does not permit the repricing of an award without first obtaining stockholder approval, other than appropriately reflecting changes in the capital structure of the Company as described below.

                    Federal Tax Consequences.  As non-qualified stock options, awards of stock options under the 2004 Directors’ Plan will not result in taxable income to the optionee at the time of grant, and the Company will not be entitled to a tax deduction at that time.  In general, when the options are exercised, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise prices of those shares, and the Company will be entitled to a corresponding tax deduction.  Any gains or losses realized by the optionee upon disposition of the shares will be treated as capital gains or losses, and the optionee’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

                    In general, a non-employee director who has been awarded shares of restricted stock will not realize taxable income at the time of the award, and the Company will not be entitled to a tax deduction at that time.  Upon the vesting of the shares subject to an award, the non-employee director will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction.  Any gains or losses realized by the non-employee director upon disposition of such shares will be treated as capital gains or losses, and the non-employee director’s basis in such shares will be equal to the fair market value of the shares at the time of vesting.  A non-employee director may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date the shares of restricted stock are awarded and to have the applicable capital gain holding period commence as of that date.  If a non-employee director makes this election, the Company will be entitled to a corresponding tax deduction in the year of the award.  If the non-employee director does not make an election pursuant to Section 83(b), dividends paid to the non-employee director during the restriction period will be treated as compensation income to the participant and the Company will be entitled to a corresponding tax deduction.

                    Effective Date and Duration.  The 2004 Directors’ Plan is effective upon approval by the Company’s stockholders at our 2004 Annual Meeting and shall remain in effect until May 3, 2010, unless sooner terminated.

                    Required Vote of Stockholders.  The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is required to approve the 2004 Directors’ Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE MAVERICK TUBE CORPORATION 2004 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS.

PROPOSAL 4 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2004

                    The Audit Committee of the Board of Directors proposes and recommends that our stockholders ratify the selection by the Audit Committee of the firm of Ernst & Young LLP to serve as independent auditors for Maverick for the year 2004.  Ernst & Young LLP served as Maverick’s independent auditors for the year 2003.

                    The Audit Committee and Maverick have policies in place to ensure that Ernst & Young LLP is only engaged to provide other permitted services when it is believed that such firm is the most qualified service provider, and the services do not conflict with Ernst & Young LLP’s role as Maverick’s independent auditors.  Maverick does not engage Ernst & Young LLP for any services that are not audit or tax related.  The Audit Committee and Maverick also have policies in place covering rotation of key audit personnel and a prohibition on hiring personnel who have been engaged on Maverick’s audit.

                    A representative of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.

                    The affirmative vote of a majority of all votes cast at a meeting at which a quorum is present is required for ratification of the appointment of independent auditors.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2004.

FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

          The following table sets forth the amount of audit fees, audit related fees and tax fees billed or expected to be billed by Ernst & Young LLP, the Company’s independent auditor, for the years ended December 31, 2003 and December 31, 2002, respectively:

	2003	2002

	Amount (in thousands)	Amount (in thousands)
Audit Fees (1)	$820	$542
Audit-Related Fees (2)	13	51
Tax Fees (3)	508	1,176

Total Fees	$1,341	$1,769

(1)

Includes the annual consolidated financial statement audit, review of quarterly reports on Form 10-Q, required statutory audits, reviews of registration statements filed with the SEC, including related consents and comfort letters, and other services associated with the audit.

(2)	Includes services associated with employee benefit plan audits and due diligence related to acquisitions.
(3)	Includes fees and expenses for services primarily related to tax compliance, tax advice and tax planning for certain acquisitions.

Pre-Approval Policies and Procedures

          The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting

STOCKHOLDER PROPOSALS

          Under our Bylaws, any stockholder who wishes to bring a matter before an annual meeting of stockholders must deliver a written notice to our Secretary not less than 45 days nor more than 90 days before the anniversary date of the day that proxy materials were first mailed for the prior year’s annual meeting of stockholders. The written notice must contain the name and record address of the stockholder submitting the proposal, a brief description of the proposal sought to be raised at the meeting, the number of shares of our stock beneficially owned by the proposing stockholder and certain other information specified in our Bylaws. Failure to comply with this advance notice requirement will preclude the stockholder from submitting the proposal to the meeting. For the 2005 Annual Meeting of Stockholders, such written notice must be delivered not later than February 10, 2005, and not earlier than December 27, 2004. In addition, under the Security and Exchange Commission’s proxy rules, if a stockholder wishes to bring a matter before an annual meeting of stockholders but does not provide written notice of the proposal to us at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year’s annual meeting of stockholders, any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by our designated proxies in their discretion on such matter (if the matter is allowed to be brought before the meeting, consistent with our Bylaws described above), regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Thus, any stockholder who wishes to submit a proposal at the 2005 Annual Meeting of Stockholders and also wishes to avoid the possibility of discretionary voting of our proxies on such matter must give written notice to our Secretary on or before February 10, 2005.

          Under the Securities and Exchange Commission’s proxy rules, any stockholder proposal to be presented at the 2005 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices not later than November 27, 2004, for inclusion in the Board of Director’s Proxy Statement and form of proxy related to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of Common Stock owned by such holder of record or beneficially and the date on which the shares were acquired. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. Each proposal must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

          A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 2003 ACCOMPANIES THIS PROXY STATEMENT.

          A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULE) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO MAVERICK TUBE CORPORATION, 16401 SWINGLEY RIDGE ROAD, SEVENTH FLOOR, CHESTERFIELD, MISSOURI 63017, ATTENTION: SECRETARY.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

COMMUNICATION WITH THE BOARD OF DIRECTORS

                    A stockholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement or via e-mail through our website at http://www.mavericktube.com.  Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be.

HOUSEHOLDING OF MATERIALS

                    In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies.  We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address.  If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (636)733-1600 or send a written request to Maverick Tube Corporation, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017, Attention: Secretary.  Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

          Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

LOGO

PAMELA G. BOONE Secretary

ATTACHMENT A

AUDIT COMMITTEE CHARTER

Purpose

                    The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

                    The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

                    The Audit Committee shall consist of no fewer than three members, each of whom shall meet the independence requirements promulgated under the applicable rules of the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”).  All Audit Committee members shall be financially literate and at least one member shall be an “audit committee financial expert,” as that term is defined by applicable rules of the SEC.

                    The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.  Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

                    The independent auditor reports directly to the Audit Committee.  The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors permitted under applicable law, rules and regulations.  The Audit Committee may consult with management, but shall not delegate these responsibilities.

                    The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.  The Audit Committee may form and delegate authority to subcommittees when appropriate.

                    The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  The Audit Committee may meet with management, the internal auditors and the independent auditor in separate executive sessions, to the extent it deems necessary or appropriate.  The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

                    The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

2.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

3.

Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting policies, estimates and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company’s financial statements.

6.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	The management letter provided by the independent auditor and the Company’s response to that letter.

(c)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company’s Relationship with the Independent Auditor

8.	Review the experience and qualifications of the senior members of the independent auditor team.

9.

Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor.  The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

10.	Pre-approve audit and permitted non-audit services, as defined by the SEC.

11.	Establish policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

12.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

13.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

14.	Review the appointment and replacement of the senior internal audit manager.

15.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

16.	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17.	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as ammended, has not been implicated.

18.

Obtain reports from management and the Company’s senior internal audit manager that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics with respect to accounting policies, procedures and disclosure requirements.  Review reports and disclosures of insider and affiliated party transactions.  Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics with respect to accounting policies, procedures and disclosure requirements.

19.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company’s financial statements, disclosure requirements or accounting policies.

20.

Discuss with the Company’s General Counsel and Compliance Officer legal matters that may have a material impact on the financial statements, disclosure requirements or the Company’s compliance policies to the extent it deems necessary or appropriate.

21.

Establish procedures for the receipt, retention and treatment of complaints made to the Company, by employees and non-employees, regarding accounting, internal controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing matters.

Periodic Review of Charter

                     The Committee, with the assistance of counsel and/or the Company’s independent auditor, shall reassess the adequacy of its Charter at least annually to ensure consistency with changing needs and compliance with all legal and regulatory requirements and recommend any proposed changes to the Board for approval.  The Audit Committee shall make regular reports to the Board and annually assess its own performance.

Limitation of Audit Committee’s Role

                       While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditor.

ATTACHMENT B

MAVERICK TUBE CORPORATION 2004 OMNIBUS INCENTIVE PLAN

Section 1.                    Purposes

                    The purposes of the Plan are to provide long-term incentives to those persons with significant responsibility for the success and growth of the Company and its subsidiaries, divisions and affiliated businesses, to associate the interest of such persons with those of the Company’s stockholders, to assist the Company in recruiting, retaining and motivating qualified employees on a competitive basis and to ensure a pay for performance linkage for such employees.

Section 2.                    Definitions

                    As used in the Plan, the following terms shall have the meanings set forth below:

                    (a) “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                    (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or Cash Bonus Award granted under the Plan.

                    (c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

                    (d) “Board” means the Board of Directors of the Company.

                    (e) “Cash-Bonus Award” means any right granted under Section 6(f) of the Plan.

                    (f) “Change in Control” is defined in Section 10(e) of the Plan.

                    (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

                    (h) “Common Stock” means the common stock, having a par value of $0.01 per share, of the Company.

                    (i) “Committee” means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

                    (j) “Company” means Maverick Tube Corporation, a Delaware corporation, and any successor corporation.

                    (k) “Director” means a member of the Board, including any Non-Employee Director.

                    (l) “Eligible Person” means any officer or other key employee providing services to the Company, any Subsidiary or any other person the Committee determines to be an Eligible Person.

                    (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                    (n) “Fair Market Value” means, on any given date (1) with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (2) with respect to Common Stock, the average of the high and low market prices at which a Share of Common Stock shall have been sold on such date (or the immediately preceding trading day if such date was not a trading day) on the New York Stock Exchange Composite Transactions Listing, as reported in the Wall Street Journal or such other source as the Committee deems reliable; provided that, with respect to Incentive Stock Options, the Fair Market Value shall be determined in accordance with Section 422 of the Code.

                    (o) “Incentive Stock Option” means an Option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

                    (p) “Non-Employee Director” means any Director who is not also an employee of the Company or an “Affiliate” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

                    (q) “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

                    (r) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

                    (s) “Other Stock-Based Award” means any right granted under Section 6(e) of the Plan.

                    (t) “Participant” means an Eligible Person designated to be granted an Award under the Plan.

                    (u) “Performance Award” means any right granted under Section 6(d) of the Plan.

                    (v) “Performance Goal” means the goals established by the Committee, based upon one or more performance measures, as the condition(s) precedent to earning a Performance Award.

                    (w) “Performance Measures” means the criteria set out in Section 6(d) of the Plan that may be used by the Committee as the basis for a Performance Goal.

                    (x) “Performance Period” means the period established by the Committee during which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Award has been earned.

                    (y) “Performance Shares” means shares of Common Stock awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

                    (z) “Performance Units” means an Award denominated in shares of Common Stock, cash or a combination thereof, as determined by the Committee, awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

                    (aa) “Person” means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

                    (bb) “Plan” means the Maverick Tube Corporation 2004 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

                    (cc) “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

                    (dd) “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                    (ee) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

                    (ff) “Securities Act” means the Securities Act of 1933, as amended.

                    (gg) “Share” or “Shares” means a share or shares of Common Stock or such other securities or property as may become subject to Awards subject to an adjustment as provided under Section 4(c) of the Plan.

                    (hh) “Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

                    (ii) “Subsidiary” means a corporation or other entity constituting a “subsidiary corporation” under Section 424(f) of the Code, or any successor provision.

Section 3.                    Administration

                    (a)           Power and Authority of the Committee.  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons to receive Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including time-based restrictions and performance-based restrictions; (v) establish the Performance Measures for achievement of Performance Goals with respect to Performance Awards; (vi) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any option or waive any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (ix) construe and interpret the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

                    (b)           Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.                    Shares Available for Awards

                    (a)           Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum aggregate number of Shares available for issuance under the Plan shall be 750,000.  Shares to be issued under the Plan may be either authorized but unissued Shares or Shares reacquired and held in treasury.  Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 150,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Sections 422 and 424 of the Code or any successor provision.

                    (b)           Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

                    (c)           Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

                    Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

Section 5.                    Eligibility

                    Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock option shall not be granted to an employee of an Affiliate unless such Affiliate is also a Subsidiary.

Section 6.                    Awards

                     (a)           Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

             (i)            Exercise Price. The purchase price per Share purchasable under an option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option.

             (ii)           Option Term. The term of each Option shall be fixed by the Committee at the time of grant, provided that no options shall be exercisable after the grant, provided that no option shall be exercisable after ten years from its Grant Date.

             (iii)          Time and Method of Exercise. The Committee shall determine the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002) other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

             (iv)         Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

                (A)          The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

                (B)          All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

                (C)          Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

               (D)          The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

               (E)          Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

                     (b)        Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

                     (c)        Restricted Stock / Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i)          Restrictions.  The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation: a requirement that Participants pay a stipulated purchase price for each Restricted Stock or each Restricted Stock Unit; restrictions based upon the achievement of specific Performance Goals (Company-wide, divisional, and/or individual); time-based restrictions on vesting; and/or restrictions under applicable Federal or state securities laws. Unless otherwise determined by the Committee at the time of grant, any time-based restriction period shall be for a minimum of three years. To the extent the Restricted Stock or Restricted Stock Units are intended to be deductible under Code Section 162(m), the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period, as described in Section 6(d) below.

          (ii)        Payment of Units.  Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee.

          (iii)        No Disposition During Restriction Period.  During the Restriction Period, Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may (A) cause a legend or legends to be placed on any certificates relating to such Restricted Stock, and/or (B) issue “stop transfer” instructions, as it deems necessary or appropriate.

          (iv)        Dividend and Voting Rights.  Unless otherwise determined by the Committee, during the Restriction Period, Participants who hold Restricted Stock shall have the right to vote such Restricted Stock as the record owner thereof. Unless otherwise determined by the Committee, any dividends payable to a Participant during the Restriction Period shall be distributed to the Participant only if and when the restrictions imposed on the applicable Restricted Stock or Restricted Stock Units lapse.

          (v)        Stock Certificates.  Each certificate issued for Restricted Stock shall be registered in the name of the Participant and deposited with the Company or its designee. At the end of the Restriction Period, a certificate representing the number of Shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

                     (d)  Performance Awards. Subject to the provisions of the Plan. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

          (i)        Grants.  Subject to the provisions of the Plan, Performance Awards consisting of Performance Shares or Performance Units may be granted to Eligible Participants. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

          (ii)       Performance Goals.  Unless otherwise determined by the Committee, Performance Awards shall be conditioned on the achievement of Performance Goals (which shall be based on one or more Performance Measures, as determined by the Committee) over a Performance Period. The Performance Period shall be one year, unless otherwise determined by the Committee.

          (iii)      Performance Measures.  The Performance Measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total stockholder return, gross margin, and/or costs. The Performance Goals based on these Performance Measures may be made relative to the performance of other corporations.

          (iv)        Negative Discretion.  Notwithstanding the achievement of any Performance Goal established under this Plan, the Committee has the discretion, by Participant, to reduce some or all of a Performance Award that would otherwise be paid.

          (v)        Extraordinary Events.  At, or at any time after, the time an Award is granted, and to the extent permitted under Code Section 162(m) and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

          (vi)        Interpretation.  With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Code Section 162(m): (A) the Committee shall interpret the Plan and this Section 6(d) in light of Code Section 162(m) and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Code Section 162(m) and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

                     (e)      Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (included, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002).

                   (f)        Cash-Bonus Awards.  The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, Cash-Bonus Awards that provide Participants with the opportunity to earn a cash payment based upon the achievement of one or more Performance Goals for a period of time of one or more years (the “Award Cycle”), as determined by the Committee.  For each Award Cycle, the Committee shall determine the relevant Performance Measurements, the Performance Goal for each Performance Measurement, the level or levels of achievement necessary for Awards to be paid, the weighting of the Performance Goals if more than one Performance Goal is applicable, and the size of the Awards.

                   (g)        General.

           (i)        Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee, consistent with the Plan and in compliance with applicable law.

           (ii)       Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

           (iii)      Forms of Payment under Awards. Subject to the terms of the Plan and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

          (iv)        Limits on Transfer of Awards. No Award  and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8 or successor to such Instructions or such Form) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer; provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

           (v)        Term of Awards. Subject to Section 6(a)(iv)(C) of the Plan, the term of each Award shall be for such period as may be determined by the Committee; provided, however, no Award shall have a term greater than ten years from the date of the award.

           (vi)       Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

           (vii)       Except as provided in Section 4(c) hereof, no option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with options or Stock Appreciation Rights having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

                     (h)        Award Limitations.  The maximum amount of Shares issuable in connection with Awards that may be made in any calendar year shall not exceed 250,000, subject to adjustment as provided in Section 4(c) of the Plan; provided, however, that with respect to any calendar year following calendar year 2004, such maximum amount of Shares shall be increased to the extent that Awards covering less than 250,000 Shares are made in a prior calendar year so that such unused Awards may be carried forward to subsequent calendar years.

                     The maximum number of Options and Stock Appreciation Rights that may be granted or issued under the Plan in any calendar year to any Participant during a single calendar year is 150,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan and this subsection (h)).   The maximum amount of Awards other than Options and Stock Appreciation Rights that may be made in any calendar year to any Participant shall not exceed $2,000,000 or 150,000 Shares.  The maximum amount of Awards that may be made to a Participant for a Performance Period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the Performance Period. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 7.                  Amendment and Termination; Adjustments

                     (a)         Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) violates the rules or regulations of the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii) causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

             (iv)       permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b)(ii) of the Plan or the repricing of options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(v) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

                     (b)         Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Except as provided in Section 4(c) of the Plan, in no event may the Board reprice any award without first obtaining the approval of the stockholders of the Company.

                     (c)         Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.                  Deferred Payments

                     Subject to the terms of this Plan, the Committee may determine that all or a portion of any Award to a Participant, whether it is to be paid in cash, shares of Common Stock or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Participants.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

Section 9.                  Income Tax Withholding

                    In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10.                 Change in Control

                    Upon a Change in Control, the following shall occur:

                    (a)            Options and SARs.  Effective on the date of such Change in Control, all outstanding and unvested Options and Stock Appreciation Rights granted under the Plan shall immediately vest and, in the case of Options, become exercisable, and all Options then outstanding under the Plan shall remain outstanding in accordance with their terms. Notwithstanding anything to the contrary contained therein, in the event that any Option or Stock Appreciation Right granted under the Plan becomes unexercisable during its term on or after a Change in Control because: (i) the individual who holds such Option or Stock Appreciation Right is involuntarily terminated (other than for cause) within two (2) years after the Change in Control; (ii) such Option or Stock Appreciation Right is terminated or adversely modified; or (iii) in the case of Options, shares of Common Stock are no longer issued and outstanding, or no longer traded on a national securities exchange, then the holder of such Option or Stock Appreciation Right shall immediately be entitled to receive a lump sum cash payment equal to (A) the gain on such Option or Stock Appreciation Right or (B) only if greater than the gain and only with respect to Non-Qualified Stock Options, the Black-Scholes value of such Option (as determined by a nationally recognized independent investment banker chosen by the Company), in either case calculated on the date such Option becomes unexercisable. For purposes of the preceding sentence, the gain on an Option shall be calculated as the difference between the closing price per share of Common Stock as of the date such Option becomes unexercisable less the Option Exercise Price.

                    (b)            Restricted Stock/Restricted Stock Units.  Upon a Change of Control, all Restricted Stock and Restricted Stock Units shall immediately vest and be distributed to Participants, effective as of the date of the Change of Control.

                    (c)            Performance Awards.  Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

                    (d)            Timing of Payment.  Any amount required to be paid pursuant to this Section 10 shall be paid as soon as practical after the date such amount becomes payable.

                    (e)            Change in Control.  As used herein, the term “Change in Control,” with respect to the Company, means, and shall be deemed to have occurred on the date upon which (i) the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation, or other entity shall purchase any Common Stock of the Company (or securities convertible into the Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company’s securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Section 11.                 General Provisions

                    (a)            No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                    (b)            Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

                    (c)            Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

                    (d)            No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

                    (e)            No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                    (f)            No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

                    (g)            Governing Law. The validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Missouri.

                    (h)            Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision’ shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                    (i)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                    (j)            Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

                    (k)            No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                    (l)            Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction-or interpretation of the Plan or any provision thereof.

                    (m)          Section 16 Compliance; Section 162 (m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

                    (n)          Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation and. warranty is required by law.

                    (o)          Nonexclusivity of the Plan.  Neither the submission of the Plan, the approval of the Plan by the stockholders of the Plan nor the failure of such stockholders to approve the Plan shall in any way limit the power of the Board to adopt such other incentive arrangements deemed desirable by it, including without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or the New York Stock Exchange rules.

Section 12.                Effective Date of the Plan

                    The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company at the 2004 annual meeting of the stockholders of the Company, the Plan will be terminated.

Section 13.                Term of the Plan

                    No Award shall be granted under the Plan after the tenth anniversary of the adoption of the Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ATTACHMENT C

MAVERICK TUBE CORPORATION 2004 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

Section 1                Purpose of the Plan

                    The Company has established this Plan to provide Non-Employee Directors with financial incentives to promote the success of the Company’s long-term business objectives, and to encourage qualified persons to accept nominations as a Non-Employee Director and to encourage ownership of Common Stock.

Section 2                Definitions

                    (a)          “Award” means each automatic annual award to a Non-Employee Director, consisting of a Stock Option and 2,000 shares of Restricted Stock.

                    (b)          “Board of Directors” means the Board of Directors of the Company.

                    (c)          “Change in Control” means, and shall be deemed to have occurred on the date upon which (i) the Board of Directors (or, if approval of the Board of Directors is not required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation, or other entity shall purchase any Common Stock of the Company (or securities convertible into the Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or any such person, corporation or other entity (other than the Company or any benefit plan sponsored by the Company or any subsidiary) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35 percent or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company’s securities), or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                    (d)          “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

                    (e)          “Commission” means the Securities and Exchange Commission.

                    (f)          “Common Stock” means common stock, $0.01 par value, of the Company.

                    (g)          “Company” means Maverick Tube Corporation, a Delaware corporation.

                    (h)          “Fair Market Value” means, on any given day, the average of the high and low market prices of which a share of Common Stock shall have been sold on such date (or immediately preceding trading day of such day that was not a trading day) under the New York Stock Exchange Composite Transaction Listing, as reported in the Wall Street Journal or such other source as the Board of Directors deems reliable.

                    (i)          “Grant Date” means with respect to one-half of each component of an Award, the first business day following each annual meeting of the stockholders of the Company, commencing with the 2005 annual meeting of the stockholders of the Company, and, with respect to the remaining one-half of each component of such Award, one-hundred and eighty days following the corresponding annual meeting of stockholders.

                    (j)          “Grantee” means the Non-Employee Director receiving Awards or his or her legal representative, legatees, distributes, or alternate payees, as the case may be.

                    (k)          “Mandatory Retirement” means the cessation of the service of a director of the Company or the failure to stand for reelection as a director of the Company as a result of the Company’s mandatory retirement policy for its directors as may from time to time be in effect.

                    (l)          “Non-Employee Director” means a member of the Company’s Board of Directors who is not an employee of the Company.

                    (m)          “Plan” means the Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors as it may be amended from time to time.

                    (n)          “Restricted Stock” means the shares of Common Stock automatically granted to a Non-Employee Director pursuant to paragraph 4 of the Plan.

                    (o)          “Restriction Period” means, with respect to shares of Restricted Stock awarded hereunder, a period of one-year from the Grant Date (with respect to one-third of the total amount of shares awarded), two years from the Grant Date (with respect to an additional one-third of the total amount of shares awarded), and three years from the Grant Date (with respect to the remaining one-third of the total amount of shares awarded), unless sooner terminated upon the occurrence of any of the events specified in paragraph 5(a) of the Plan.

                    (p)          “Stock Option” means an option granted under the Plan to acquire Common Stock.

Section 3                    Participation

                    Each Non-Employee Director of the Company shall be a participant in the Plan during his or her tenure as a Non-Employee Director.

Section 4                    Awards

                    On each Grant Date, each person who is then a Non-Employee Director and has been a Non-Employee Director since the immediately preceding Grant Date shall receive a grant of 1,000 shares of Restricted Stock and a Stock Option to purchase 2,500 shares of Common Stock.

Section 5                    Restricted Stock

                     (a)         All shares of Restricted Stock granted to a Non-Employee Director pursuant to the Plan shall be subject to the risk of forfeiture and the restrictions set forth in paragraph 5(b) below during the Restriction Period; provided, however, that such Restriction Period shall earlier terminate upon the occurrence of any of the following events:

(i) the date such Non-Employee Director ceases to be a director of the Company by reason of his or her Normal Retirement;

(ii) the date such Non-Employee Director, having been nominated for reelection, is not reelected by the stockholders of the Company to serve as a member of the Board of Directors;

(iii) the date of death of such Non-Employee Director;

            (iv)         the date such Non-Employee Director terminates service on the Board of Directors on account of medical or health reasons which render such Non-Employee Director unable to continue to serve as a member of the Board of Directors; or

(v) the occurrence of a Change in Control of the Company.

                     (b)        Shares of Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Non-Employee Director to whom such shares of Restricted Stock shall have been granted.  Each such certificate shall bear a legend in substantially the following form:

“The shares represented by this certificate are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Maverick Tube Corporation 2004 Stock Incentive Plan for Non-Employee Directors.  A copy of such Plan is on file in the office of Maverick Tube Corporation.”

                    Such certificates shall be deposited by such Non-Employee Director with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer by the Company of all or any portion of the shares of Restricted Stock that shall have been forfeited.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes other than the right to receive and retain dividends or other distributions in respect of such shares (“Retained Distributions”).  The Non-Employee Director will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such shares, with the exception that (i) the Non-Employee Director will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all distributions made or declared in respect of the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts; (iv) a Non-Employee Director may not sell, assign, transfer, pledge, exchange, encumber or dispose of any shares of Restricted Stock or any Retained Distributions during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board of Directors with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                    (c)          Upon the completion of the Restriction Period with respect to a Non-Employee Director’s Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions, all shares of Restricted Stock issued to such Non-Employee Director and any Retained Distributions with respect to such Restricted Stock shall become vested.  The Company shall promptly thereafter issue and deliver to the Non-Employee Director new stock certificates or instruments representing the Restricted Stock and other distributions registered in the name of the Non-Employee Director or, if deceased, his or her legatee, personal representative or distributee, which do not contain the legend set forth in paragraph 5(b) hereof.

                    If a Non-Employee Director ceases to be a member of the Board of Directors for any reason other than as set forth in clauses (i) through (v) of paragraph 5(a) hereof, then all shares of Restricted Stock issued to such Non-Employee Director as to which the Restriction Period is applicable and all Retained Distributions with respect to such shares shall be forfeited to the Company and the Non-Employee Director shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions.

Section 6                    Stock Options

                    (a)          All Stock Options granted under the Plan shall be for a period of five years at an exercise price equal to the Fair Market Value of the underlying Common Stock on the Grant Date, shall be exercisable, in whole or in part, at any time following six months of the Grant Date and before its expiration, which shall occur upon the earlier of (i) the date on which the Grantee ceases to hold office as a director of the Company for any reason other than death, disability or Normal Retirement, (ii) the date that is three months after the effective date of the Grantee’s Normal Retirement from services on the Board of Directors, (iii) the date that is one year after the date on which the Grantee’s service on the Board of Directors ceases due to death or disability, and (iv) the fifth anniversary of the Grant Date.

                    (b)          The Stock Option shall not be transferable by the Grantee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relation’s order as defined per the Code or the regulations thereunder.  The designation of a beneficiary shall not constitute a transfer.  The Stock Option shall be exercisable during the Grantee’s lifetime only by the Grantee.  Stock Options may be exercised by giving written notice to the Company stating the number of shares of Common Stock for which the Stock Option is being exercised, accompanied by paying in full of the aggregate purchase price for the shares of Common Stock being purchased.  Payment of the aggregate purchase price for the shares of Common Stock may be made (i) in cash for the full amount of such purchase price, (ii) by delivery to the Company of certificates representing shares of Common Stock owned by the Grantee for longer than six months and registered in the Grantee’s name, having a Fair Market Value as of the date of exercise and tender equal to the full amount of such purchase or (iii) a combination of (i) and (ii) which collectively equals the full amount of such purchase price.

                    (c)          The Grantee of a Stock Option shall have none of the rights of a stockholder with respect to the underlying shares of Common Stock until such underlying shares are issued to him or her upon the exercise of the Stock Option.

Sections 7                   Shares of Stock subject to the Plan

                    There shall be reserved for use under the Plan (subject to the provisions of Section 14 hereof) a total of 250,000 shares of Common Stock, which shares may be authorized but unissued shares of Common Stock, treasury shares or issued shares of Common Stock that shall have been reacquired by the Company.

Section 8                    Plan Administration

                    The Plan will be administered by the Board of Directors.  The Company will pay all costs of administration of the Plan.  The Board of Directors shall have sole discretion to interpret the Plan, amend and rescind rules relating to its implementation and make all determinations necessary for administration of the Plan.  Any determination, decision, or action of the Board of Directors in connection with the interpretation, administration, or application of the Plan shall be final, conclusive, and binding on all persons.  The Board of Directors may employ consultants or other persons and rely upon their advice.  All elections taken and all determinations made by the Board of Directors in good faith shall be final and binding upon all Grantees, the Company, and all interested persons.  No member of the Board of Directors shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan.

                    The Board of Directors may make such amendments or modifications in the terms and conditions of any grant of Restricted Stock or Stock Options as it may deem advisable, or cancel or annul any grant of Restricted Stock or Stock Option, provided, however, that no such amendment, modification, cancellation or annulment may be made (i) without the consent of the Grantee, if such action would adversely affect his or her rights with respect to such grant, or (ii) without first obtaining any stockholder consent or approval required by law or the rules of the Commission or of the New York Stock Exchange and/or any other exchange upon which the Common Stock is listed. Except as provided in Section 14 of the Plan, in no event may the Board of Directors reprice any award without first obtaining the approval of the stockholders of the Company.

Section 9                    Tax Withholding

                    To the extent required by law, the Grantee may make such arrangements satisfactory to the Company to satisfy any tax withholding or employment tax obligations resulting from the grant of Restricted Stock.

Section 10                   Amendment and Termination of the Plan

                    The Board of Directors may at any time suspend, terminate, modify or amend the Plan in any respect; provided, however, stockholder approval of any Plan amendment shall be obtained if required by law or the requirements of any stock exchange on which the Common Stock is listed or quoted.  No suspension, termination, modification, or amendment of the Plan may, without the consent of the Grantee, adversely affect his or her rights with respect to the Stock Options and shares of Restricted Stock granted to such Grantee.

Section 11.                  Beneficiary Designation

                    Each Non-Employee Director may designate a beneficiary for each outstanding grant of Restricted Stock in the event of his or her death.  If no beneficiary is designated or the beneficiary does not survive the Non-Employee Director, the award shall be made to the Non-Employee Director’s surviving spouse or, if there is none, to his or her estate.

Section 12                  Government and Other Regulations

                    Notwithstanding any other provisions of the Plan, the obligations of the Company with respect to Restricted Shares, Stock Options and related underlying shares of Common Stock shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required or deemed appropriate by the Company.  The Company reserves the right to delay or restrict, in whole or in part, the issuance or delivery of shares of Common Stock pursuant to any awards of Restricted Stock or Stock Options under the Plan until such time as:

                                     (a)          any legal requirements or regulations shall have been met relating to the issuance of such Restricted Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933 or any applicable state securities laws; and

                                     (b)          satisfactory assurances shall have been received that such Restricted Shares and shares of Common Stock issuable upon the exercise of Stock Options when delivered will be duly listed on any applicable stock exchange.

Section 13                  Nonexclusivity of Plan

                    Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation, the awarding of stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 14                  Adjustmments

                    In the event of a stock split, reverse stock split, reorganization, recapitalization, merger, consolidation or similar transaction, the aggregate number and class of Restricted Stock, the number of shares issuable upon the exercise of Stock Options available for grant under the Plan and any other term with respect thereto shall be appropriately adjusted by the Board of Directors to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the determination by the Board of Directors in that regard shall be conclusive.

Ssection 15                  Governing Law

                    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Section 16                  Effective Date of the Plan and Duration

                    This Plan will become effective upon approval by the stockholders of the Company and will remain in effect until May 3, 2010, unless sooner terminated by the Board of Directors.

Maverick Tube Corporation MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000 0000000000 0 0000 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T
Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card
A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.
	For	Withhold		For	Withhold
01 - Gregg Eisenberg			04 - Wayne P. Mang
02 - C. Robert Bunch			05 - Paul G. McDermott
03 - David H. Kennedy			06 - C. Adams Moore

B	Approval of 2004 Omnibus Incentive Plan
The Board of Directors recommends a vote FOR the proposal.
	For	Against	Abstain
2. Approval of 2004 Omnibus Incentive Plan.

C	Approval of 2004 Stock Incentive Plan for
Non-Employee Directors
The Board of Directors recommends a vote FOR the proposal.
		For	Against	Abstain
3.	Approval of 2004 Stock Incentive Plan for Non-Employee Directors.

D	Ratification of the Appointment of Independent
Auditors for 2004
The Board of Directors recommends a vote FOR the proposal.
		For	Against	Abstain
4.	Ratification of the appointment of independent auditors for 2004.

E	Other Matters

5.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting and all adjournments thereof.

F	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
This Proxy when properly executed will be voted in the manner directed herein by the stockholder(s) signing same. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in proposal 1 and FOR proposals 2, 3 and 4.

Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

1 U P X     H H H     P P P P     003332

Proxy - Maverick Tube Corporation

This Proxy is Solicited By The Board of Directors
For The Annual Meeting of Stockholders — May 3, 2004

The undersigned hereby appoints GREGG EISENBERG and PAMELA G. BOONE, and each of them, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of stock of MAVERICK TUBE CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m. local time on Monday, May 3, 2004, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock, and the undersigned authorizes and instructs said proxies to vote as follows.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)